Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Operating Leases

In May 2016, we moved and entered into a month-to-month lease agreement to lease office space in Tucson, Arizona. In May 2019, we acquired Applied Optical Sciences and assumed the month-to-month lease for office and laboratory space also in Tucson, Arizona.

Rent expense was approximately $30,000 and $4,000 for 2019 and 2018, respectively.

At December 31, 2019, we had approximately $4,066 in future minimum lease payments due in less than a year.

Guarantees

We agree to indemnify our officers and directors for certain events or occurrences arising as a result of the officers or directors serving in such capacity. The maximum amount of future payments that we could be required to make under these indemnification agreements is unlimited. However, we maintain a director's and officer's liability insurance policy that limits our exposure and enables us to recover a portion of any future amounts paid. As a result, we believe the estimated fair value of these indemnification agreements is minimal because of our insurance coverage and we have not recognized any liabilities for these agreements as of December 31, 2019 and 2018.

Litigation

As previously reported, on July 3, 2018 we commenced a lawsuit in the Court of Chancery of the State of Delaware against the company's former director and principal executive officer George Farley and AnneMarieCo LLC ("AMC").

The lawsuit alleges to the following six causes of action:

1.	Breach of Fiduciary Duty of Loyalty against George Farley
2.	Breach of Fiduciary Duty of Care against George Farley
3.	Aiding and Abetting Breach of Fiduciary Duty against AMC
4.	Conversion against George Farley
5.	Fraudulent Transfer against George Farley and AMC
6.	Injunctive Relief against George Farley and AMC

This report provides an update on the progress of the litigation.

In connection with the lawsuit, the company requested a temporary restraining order prohibiting Mr. Farley and AMC from selling their 25 million shares of the company's common stock which the company alleges were improperly issued. On July 20, 2018, the Delaware Court of Chancery, Vice Chancellor Tamika Montgomery-Reeves presiding, entered a "status quo" order upon the stipulation of the parties, whereby Mr. Farley and AMC agreed not to transfer, alienate or sell any of their shares pending a ruling on the company's motion for a preliminary injunction.

On July 26, 2018, the Delaware Court of Chancery entered a scheduling order setting dates and deadlines for, among other matters, a hearing and briefing schedule on the amount of the bond the company would be required to post to maintain the "status quo" order through the preliminary injunction hearing, a hearing and briefing schedule on the motion for a preliminary injunction, and a discovery schedule.

Also, in connection with the lawsuit, on August 8, 2018, the company filed a motion to disqualify Mr. Farley's attorney, Ryan Whalen, who had previously represented the company.

On August 14, 2018, the Delaware Court of Chancery issued an order requiring the company to post a bond in the total amount of $200,446.52. On August 21, 2018, the company posted the bond via Atlantic Specialty Insurance company acting as surety. Pursuant to the contract between the company and Atlantic Specialty Insurance company, the company deposited $200,446.52 in cash as collateral for the surety agreement.

On August 23, 2018, the Delaware Court of Chancery court extended the hearing date on the company's motion for a preliminary injunction to October 23, 2018, and simultaneously ordered an increase in the bond amount of $55,446.52. On August 30, 2018, the company posted the increased bond amount, again with Atlantic Specialty Insurance Company acting as surety, and deposited the additional $55,446.52 in cash with the surety.

On September 7, 2018, the Delaware Court of Chancery entered an order setting a briefing schedule on the company's motion to disqualify Mr. Whalen.

On September 10, 2018, the Delaware Court of Chancery entered an order governing the production and exchange of confidential documents and information among the parties in discovery.

In another Current Report on Form 8-K filed September 13, 2018, the company updated the status of the litigation to include events that occurred up to that date. This report further updates the progress of the litigation.

On October 16, 2018, the Delaware Court of Chancery entered a scheduling order continuing the hearing date on the company's motion for a preliminary injunction against defendants George Farley and AMC to December 14, 2018.

The October 16, 2018 order also required the company to increase its bond amount by an additional $185,301.86 ($80,301.86 for AMC and $105,000.00 for Mr. Farley) to account for the continued hearing date. On October 24, 2018, the company posted the additional bond amount of $185,301.86.

On October 16, 2018, the Delaware Court of Chancery issued an order denying the company's motion to disqualify Mr. Whalen.

On January 23, 2019, the Delaware Court of Chancery issued a Memorandum Opinion, granting a preliminary injunction prohibiting Mr. Farley and AMC from selling their 25 million shares of the company's common stock, which the company alleges were improperly issued. On January 24, 2019, the Delaware Court of Chancery issued a revised Memorandum Opinion correcting calculations regarding the increased bond amount.

In granting the preliminary injunction, the Court found that the company met "its considerable burden" of demonstrating it was likely to win its lawsuit against Mr. Farley and AMC. Specifically, the Court found it was "reasonably probable" Mr. Farley had unlawfully issued the 25 million shares without proper authorization, Mr. Farley had breached his duty of loyalty to the company, Mr. Farley was unlikely to prove the stock issuance was procedurally or substantively "fair" to the company, and Mr. Farley had fraudulently transferred 20 million of the shares to AMC. Finally, the Court ruled because Farley and AMC's 25 million shares represented approximately one eighth of the company's outstanding ownership, the injunction was necessary to protect the company's capital structure, ability to attract new investors, ability to raise new capital and continue deployment of its plans now underway to revitalize its business.

In its Memorandum Opinion, the Court also required that the company post additional bond money, bringing the total cash collateral for the surety agreement to $582,377.26. The company posted the additional bond amount, and deposited the additional cash amount with the surety, on January 29, 2019.

On March 4, 2019, the company filed an amended complaint adding claims against Mr. Farley concerning loans Mr. Farley caused the company take from PowerUp Lending Group Ltd. and Auctus Fund LLC from September 2017 through March 2018. Mr. Farley responded to the amended complaint by filing a motion to dismiss the lawsuit based on Delaware Court of Chancery Rules 12(b)(3) and 12(b)(7). On September 28, 2019, the Delaware Chancery Court denied this motion.

On July 7, 2019, the company filed a motion to reduce or eliminate the cash bond requirement. As previously reported, the cash bond was required by the Delaware Chancery Court. On September 30, 2019, the Delaware Chancery Court denied the motion.

On July 19, 2019, Mr. Farley and AMC filed answers and amended counter claims in response to the Company's amended complaint. The amended counter claims add claims under Delaware General Corporate Law section 205, seeking to validate the stock issuances at issue in the litigation.

On July 29, 2019, the Delaware Chancery Court entered a scheduling order which, among other deadlines, rescheduled the trial date to begin on January 21, 2020. However, recently the judge presiding in the case, Vice Chancellor Montgomery-Reeves, was appointed and confirmed to the Delaware Supreme Court. Though no formal order has yet issued, the company expects the trial date to be postponed to mid-2020.

On September 26, 2019, the company filed a motion for partial summary judgment concerning the issuance of company stock to Mr. Farley without having been authorized by a quorum of the board of directors. The previous hearing date of November 20, 2019, was postponed while the case awaited a new judge assignment.

The case was reassigned to Vice Chancellor J. Travis Laster. On January 14, 2020, Vice Chancellor Laster held a scheduling conference. On January 29, 2020, the Delaware Chancery Court entered a scheduling order setting the trial date for July 20, 2020.

In a related matter, on February 8, 2019, the company filed a complaint against Stein Riso Mantel McDonough, LLP ("Stein Riso"), its former counsel, in the United States District Court for the Southern District of New York alleging the following:

1.	breach of fiduciary duty;
2.	legal malpractice;
3.	aiding and abetting a breach of fiduciary duty;
4.	voidance of fees under New York Rules of Professional Conduct 1.8;
5.	violation of New York Rule of Professional Conduct 1.5;
6.	securities fraud;
7.	breach of contract; and
8.	unjust enrichment.

The complaint against Stein Riso followed the issuance, on January 23, 2019, of a Memorandum Opinion granting the company's motion for a preliminary injunction by the Delaware Court of Chancery in the case against George Farley and AMC. Stein Riso has responded to the complaint by filing a motion to dismiss the complaint pursuant to Federal Rule of Civil Procedure 12(b)(6). The company amended its complaint in response. On July 31, 2019, Stein Riso responded to the company's amended complaint by filing another motion to dismiss pursuant to Federal Rule of Civil Procedure 12(b)(6). The company filed an opposition to this motion on August 14, 2019. Stein Riso filed a reply brief on September 13, 2019. The United States District Court has not yet ruled on the motion.

On July 3, 2019, Gusrae, Kaplan & Nusbaum and its partner, Ryan Whalen, counsel for defendants, George Farley and AnneMarie Co. LLC, in the litigation brought by the company and pending in Delaware, filed a claim in the District Court for the Southern District of New York against the company its directors, officers, attorneys and a consultant. The action alleges libel, securities fraud and related claims. The company believes that this suit lacks merit and intends to dispute these allegations. The company filed a motion to dismiss the complaint on October 24, 2019. On December 13, 2019, Gusrae Kaplan and Mr. Whalen filed an opposition to the Company's motion. On January 10, 2020, the company filed a reply brief. The United States District Court has not yet ruled on the motion.

On September 24, 2019, the company filed a complaint in the Court of Common Pleas in the County of Beaufort, South Carolina, to prevent the sale of certain property located there (or in the alternative, to require payment of proceeds from any sale of the property into the registry of the court until a final decision is entered in the matter), in order to protect the company from having property disposed of. Effective January 8, 2020, this complaint was dismissed.

As with any litigation, the company cannot predict the outcome with certainty, but the company expects to provide further updates on the status of the litigation as circumstances warrant.

We may, from time to time, be involved in legal proceedings arising from the normal course of business.